UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 23, 2005

Saba Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30221	94-3267638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Bridge Parkway, Redwood Shores, California	94065-1166
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650)-696-3840

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 23, 2005, the Board of Directors of Saba Software, Inc. (the “Company”) approved changes to the compensation policies for non-employee directors who are not affiliated with a venture fund. Each non-employee director who is not affiliated with a venture fund is eligible to receive $5,000 per annum for his or her services, as well as $2,000 for attending meetings of the Board of Directors in person and $1,000 for attending Board meetings via teleconference. The Chairman of the Audit Committee will receive an annual retainer of $15,000, in addition to the $5,000 annual fee described above. In addition to any Board meeting fees described above, the Chairman will also receive $1,500 for each audit committee meeting attended. Each non-employee director who is not affiliated with a venture fund, other than the Chairman, who attends an audit committee meeting that is not on the same day for which a Board meeting fee accrues will receive $1,000 for attending such audit committee meeting. The number of stock options granted to such directors has not changed. A summary of the director compensation described above is attached hereto as Exhibit 10.1.

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 24, 2005, the registrant issued a press release announcing the registrant’s financial results for its third fiscal quarter of 2005. A copy of the registrant’s press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

This Form 8-K, the information contained herein, and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibit shall not be incorporated by reference to any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

10.1	Summary of Director Compensation
99.1	Press Release of Saba Software, Inc., dated March 24, 2005, announcing financial results for the third fiscal quarter ended February 28, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saba Software, Inc. (Registrant)

Date: March 24, 2005	/s/ Peter E. Williams III
(Signature)
Peter E. Williams III

Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Summary of Director Compensation.
99.1	Press Release of Saba Software, Inc., dated March 24, 2005, announcing financial results for the third fiscal quarter ended February 28, 2005.